EXHIBIT 10.39

FOURTH AMENDMENT

FOURTH AMENDMENT (this “Fourth Amendment”), dated as of January 8, 2004, among RADIAN REINSURANCE INC. (f/k/a Enhance Reinsurance Company), a New York stock insurance company (the “Borrower”), the Banks from time to time party to the Credit Agreement referred to below, and DEUTSCHE BANK, AG NEW YORK BRANCH, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Banks, and the Agent have entered into Credit Agreement, dated as of November 7, 2001 (as amended, modified or supplemented through the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1. The definition of the term “Loss Threshold Incurrence Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the amount “$340,000,000” appearing therein and inserting the amount “$210,000,000” in lieu thereof.

2. Section 3.04(a) of the Credit Agreement is hereby amended by deleting the date “January 9, 2010” appearing immediately before the text “(the “Expiry Date”)” in said Section and inserting the new date “January 9, 2011” in lieu thereof.

3. The Credit Agreement is hereby further amended by deleting Schedule I thereto and inserting Schedule I attached hereto in lieu thereof.

B.	Miscellaneous Provisions

1. In order to induce the Banks to enter into this Fourth Amendment, the Borrower hereby represents and warrants to each of the Banks that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below), both before and after giving effect to this Fourth Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date, both before and after giving effect to this Fourth Amendment.

2. All parties hereby acknowledge and agree that Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland”, New York Branch is hereby released as a party under the Credit Agreement and its commitments thereunder terminated, and is hereby released of any and all obligations thereunder (except for those provisions that expressly survive termination).

3. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

4. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with, the Borrower and the Agent.

5. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when:

(i) the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent; and

(ii) the Borrower shall have paid to the Agent and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and/or the Banks to the extent then due.

7. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

*     *     *

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be duly executed and delivered as of the date first above written.

RADIAN REINSURANCE INC.

By	/s/ Ari B. Ginsburg

Title: Ari B. Ginsburg – Vice President

WESTLB AG NEW YORK BRANCH

By	/s/ Samuel Bridges

	Title:	Samuel Bridges Director

By	/s/ David Sellers

	Title:	David Sellers Executive Director

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

By	/s/ Stephen K. Hunter

	Title:	Stephen K. Hunter SVP & Deputy General Manager

By	/s/ Stephanie Finnen

	Title:	Stephanie Finnen Vice President

COÖPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By	/s/ Brett Delfino

	Title:	Brett Delfino Executive Director

By	/s/ Wing Ng

	Title:	Wing Ng Executive Director

DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Agent

By	/s/ John S. McGill

	Title:	John S. McGill Director

By	/s/ Ruth Leung

	Title:	Ruth Leung Director

SCHEDULE I

PART A

Commitments

Name	Commitment

Deutsche Bank AG, New York Branch	$50,000,000

WestLB AG New York Branch	$25,000,000

Norddeutsche Landesbank Girozentrale, New York Branch	$20,000,000

Total	$95,000,000

PART B

Part B Banks

Deutsche Bank AG New York Branch

WestLB AG New York Branch

Norddeutsche Landesbank Girozentrale, New York Branch

PART C

Part C Banks/Contingent Commitments

None.